Exhibit 10.2

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (the “Agreement”), dated as of August 31, 2007, is by and among OJSE SMOLENENERGY, a corporation formed under the laws of the Russian Federation (the “Company”) and RUSSOIL CORPORATION, a Nevada corporation (“Russoil”) and the stockholders of the Company signatory hereto (the “Stockholders”). Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively, as the “Parties.”

BACKGROUND

The Parties entered into that certain Share Exchange Agreement dated as of May 31, 2007 (the “Exchange Agreement”). The Parties have been unable to effect the transaction contemplated by the Exchange Agreement.

AGREEMENT

NOW THEREFORE, the parties agree as follows:

The Company, the Stockholders and Russoil terminate the Exchange Agreement by mutual written consent.

The Parties hereto have executed and delivered this Termination Agreement as of the date first above written.

RUSSOIL CORPORATION

By:	/s/ Silvestre Hutchinson
Name: Silvestre Hutchinson
Title: President

OJSE SMOLENENERGY

By:	/s/ Evgeny Bagay
Name: Evgeny Bagay
Title: Deputy of the General Director

THE STOCKHOLDERS:

/s/ Elias Kamennoy
Elias Kamennoy

/s/ Evgeny Bagay
Evgeny Bagay

/s/ Evgeny Fedosov
Evgeny Fedosov